Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Venaxis, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Stephen T. Lundy and Jeffrey G. McGonegal, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2013
/s/ Stephen T. Lundy
Stephen T. Lundy, Chief Executive Officer and President PRINCIPAL EXECUTIVE OFFICER

March 26, 2013
/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal, Chief Financial Officer PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER